UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2023

EVE HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-39704	85-2549808
(Commission File Number)	(IRS Employer Identification No.)

1400 General Aviation Drive, Melbourne, Florida	32935
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (321) 751-5050

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	EVEX	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock	EVEXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer

On July 31, 2023, the Board of Directors (the “Board”) of Eve Holding, Inc. (the “Company”) appointed Johann Bordais as the Company’s Chief Executive Officer, effective September 1, 2023.

Mr. Bordais, 51, has served as President and Chief Executive Officer of Embraer S.A.’s (“Embraer”) Services & Support business since its founding in 2016. Embraer Services & Support is focused on providing parts, flight hour solutions, maintenance, training, and engineering products and services for Embraer operators in its Commercial, Executive, Defense & Security segments. Under Mr. Bordais’ leadership, Embraer Services & Support became Embraer’s fast-growing, most profitable business, with revenues of $1.27 billion in 2022, accounting for 28% of Embraer’s total revenue. During his tenure at Embraer Services & Support, Bordais transformed Embraer’s aftersales business model, globalizing its solutions and fostering customer satisfaction through innovation and integrated products, including providing a broad portfolio of solutions to customers in Commercial Aviation, Executive Jets and Defense. Mr. Bordais’ oversaw over 2,300 employees dedicated to supporting customers and their 5,700 aircraft worldwide. Embraer controls Embraer Aircraft Holding, Inc., the Company’s largest stockholder.

The Company expects to enter into an employment agreement with Mr. Bordais in connection with his appointment as Chief Executive Officer. The material terms of the employment agreement will be disclosed upon its finalization.

There are no arrangements or understandings between Mr. Bordais and any other persons pursuant to which Mr. Bordais was selected as an officer, and Mr. Bordais has no family relationship with any director or executive officer of the Company. The Company is not aware of any transactions in which Mr. Bordais has a direct or indirect material interest and in which the Company is a party that would require disclosure under Item 404(a) of Regulation S-K.

Gerard J. DeMuro and André Duarte Stein will continue to serve as the Company’s Co-Chief Executive Officers until September 1, 2023, at which time they will each transition to new roles with the Company. Mr. DeMuro will serve as Executive Vice President of Corporate Development through the end of October 2023, and Mr. Stein will serve as Chief Strategy Officer in the United States. Biographical information for each of Mr. DeMuro and Mr. Stein is available in the section titled “Information About Our Executive Officers” in the Company’s annual meeting proxy statement filed with the U.S. Securities and Exchange Commission on April 10, 2023, and such information is incorporated herein by reference.

The Company expects to enter into amended or new agreements with each of Mr. DeMuro and Mr. Stein in connection with their transitions into new roles, the details of which have not been finalized as of the date of this Current Report on Form 8-K. These agreements are the subject of ongoing development, and any future changes to such agreements will be disclosed upon finalization.

There are no arrangements or understandings between Mr. DeMuro or Mr. Stein and any other persons pursuant to which they were selected to their new roles, and neither Mr. DeMuro nor Mr. Stein has a family relationship with any director or executive officer of the Company. The Company is not aware of any transactions in which Mr. DeMuro or Mr. Stein has a direct or indirect material interest and in which the Company is a party that would require disclosure under Item 404(a) of Regulation S-K.

Departure of Director

On July 31, 2023, Kenneth C. Ricci notified the Board of his intention to resign as a member of the Board, effective October 31, 2023. Mr. Ricci’s resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 7.01 Regulation FD Disclosure.

On July 31, 2023, the Company issued a press release announcing the matters described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties relating to future events and the future performance of the Company, and actual events or results may differ materially from these forward-looking statements. All statements contained in this Current Report on Form 8-K, other than statements of historical fact, are forward-looking statements. Words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” variations of such words, and similar words and phrases are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements concern, and these risks and uncertainties include, among others, the timing and success of our Chief Executive Officer and Board member transitions, their anticipated future responsibilities and contributions to the Company, and their compensation and employment arrangements. A more complete description of these and other material risks, uncertainties, assumptions and factors that could cause our future results to differ materially from those expressed by the forward-looking statements included in this Current Report on Form 8-K include, but are not limited to, risks, uncertainties, assumptions and factors discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Form 10-K for the year ended December 31, 2022 and its Form 10-Q for the quarterly period ended March 31, 2023. Forward-looking statements are based on management’s current beliefs and judgment, and the reader is cautioned not to place undue reliance on any forward-looking statements made by the Company. The Company does not undertake any obligation to update (publicly or otherwise) any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated July 31, 2023.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVE HOLDING, INC.

Date: August 4, 2023	By:	/s/ Gerard J. DeMuro
		Name:	Gerard J. DeMuro
		Title:	Co-Chief Executive Officer